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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 1998

                                    THQ INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
                          (State or other jurisdiction
                        of incorporation or organization)

                         Commission File Number: 0-18813

                                   13-3541686
                      (I.R.S. employer identification no.)

                          5016 North Parkway Calabasas
                           Calabasas, California 91302
                         (Address of principal executive
                          offices, including zip code)

                                 (818) 591-1310
                         (Registrant's telephone number,
                              including area code)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

         99.1     Cautionary Statement Regarding Forward-Looking Statements
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    THQ INC.



                                    By: /s/ Brian J. Farrell
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                                         Brian J. Farrell, President and Chief
                                         Executive Officer

                                    Date:  March 30, 1998